UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 2004

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrants telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Explanatory Note

The purpose of this amendment is to reference the erroneous filing by such filing's accession number 0000913778-04-000074, filed on 6/25/2004. The referenced filing was submitted in error and it should be disregarded.  This "notice" submission serves as a notice to the dissemination stream to disregard the submission.

Item 5. Other Events

As of March 2004 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 47 thereof, entered into various agreements relating to CP Continental L.P., a California limited partnership (the "Operating Partnership") on behalf of Series 47 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of March 2004 (the "Operating Partnership Agreement"), pursuant to which Series 47 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 200 unit apartment complex for families located at Fort Worth in Tarrant County, Texas, which is known as Continental Terrace Apartments (the "Apartment Complex"). The Apartment Complex consists of 34 buildings containing 48 one-bedroom units, 88 two-bedroom units, 56 three-bedroom units and 8 four-bedroom units. Amenities include a community room with kitchen and restrooms, leasing office, laundry room, dishwasher, disposal, playground, perimeter fencing, basketball court and storage. Construction of the Apartment Complex commenced in March 2004 and is scheduled for completion in December 2004. 100% Occupancy is scheduled for August 2005.

The Operating Partnership expects to receive permanent financing in the amount of $6,822,200 (the "Permanent Mortgage") from GMAC. The Permanent Mortgage is expected to bear interest at 5.80% per annum payable over a 35 year amortization period and a 35 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Michaels Development, (the "General Partner"). The principals of the General Partnership are Michael J. Levitt and Robert J. Greer.

Series 47 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,049,999 to the Operating Partnership in 3 installments as follows:

(1) $2,135,000 (the "First Installment") upon the latest of (i) Tax Credit Set Aside, (ii) the closing of the Construction Loan, (iii) the Permanent Loan Commitment Date, (iv) receipt of final and approved set of construction drawings, or (v) the Admission Date;

(2) $457,500 (the ".Second Installment") upon the latest of (i) the Completion

Date, (ii) receipt by the Investment Limited Partner of a Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (iii) receipt by the Investment Limited Partner of an updated title report (free of mechanic's liens, or, provided the Guaranty remains enforceable, evidence such liens, if any, have been bonded off or insured against in such a manner as to preclude the holder of such lien or such surety or insurer from having any recourse to the Apartment Complex or the Partnership for payment of any debt, (iv) the Contractor Pay-Off Letter, an Estoppel Letter from each Lender, and evidence of satisfaction of the Insurance Requirements and the Due Diligence Recommendations, or (v) receipt by the Special Limited Partner of certification of the General Partner stating the Partnership is not in default under the Construction Contract; and

(3) $457,500 (the "Third Installment") upon the latest of (i) Cost

Certification, (ii) State Designation, (iii) the Initial 95% Occupancy Date, (iv) Permanent Mortgage Commencement, (v) receipt by the Investment Limited Partner of the Initial Compliance Audit which shows no material noncompliance (as set forth in Section 12.7(n)), (vi) Rental Achievement, or (vii) delivery of an "As-Built" survey by a professional engineer licensed in the State of Texas reflecting all improvements;

The First Installment has been paid by Series 47.

The total Capital Contribution of Series 47 to the Operating Partnership is based on the Operating Partnership receiving $4,254,260 in Tax Credits during the 10-year period commencing in 2002 of which 99.99% ($4,253,835) will be allocated to Series 47 as the Investment Limited Partner of the Operating Partnership.

Series 47 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	80%
Series 47	99.99%	19.999%	20%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 47.

Series 47 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2005 from the Operating Partnership, for services in connection with the Operating Partnerships accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $13,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2005 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $13,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $871,741. The Development Fee, of which $506,879 is differed, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 2, 2007

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President